Vanguard Funds

Supplement Dated December 20, 2023, to the Statement of Additional Information
Important Changes to Vanguard Funds’ Board of Trustees
The board of trustees of the Vanguard funds (the “boards”) have elected Lubos Pastor as a trustee of the board, effective January 1, 2024.
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Vanguard Marketing Corporation, Distributor.
SAI ALL2 122023